UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 7, 2012

Fiesta Restaurant Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35373	90-0712224
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

968 James Street, Syracuse, New York		13203
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (315) 424-0513

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On May 7, 2012, Fiesta Restaurant Group, Inc. (the “Company”) entered into a Registration Rights Agreement (the “Registration Rights Agreement”), dated as of May 7, 2012, with Jefferies Capital Partners IV LP, Jefferies Employee Partners IV LLC and JCP Partners IV LLC (collectively, the “JCP Group”).

A description of the Registration Rights Agreement is included in the section titled “Certain Relationships and Related Party Transactions – Other” in the Information Statement filed as Exhibit 99.1 to the Company’s Registration Statement on Form 10, as amended, File No. 001-35373, and is incorporated by reference herein.

A copy of the Registration Rights Agreement is attached hereto as Exhibit 10.1 and is incorporated by reference herein.

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

The Company’s financial results for its first fiscal quarter ended April 1, 2012 along with related supplemental information are attached hereto as Exhibit 99.1 and are incorporated by reference herein.

On May 8, 2012, Carrols Restaurant Group, Inc. (“Carrols Restaurant Group”) issued a press release announcing the completion of the Spin-Off (as defined below). The text of the press release is attached hereto as Exhibit 99.2 and is incorporated by reference herein.

ITEM 5.01. CHANGES IN CONTROL OF REGISTRANT.

On May 7, 2012, Carrols Restaurant Group completed the spin-off (the “Spin-Off”) of the Company to its stockholders with each stockholder of Carrols Restaurant Group receiving one share of the Company’s common stock, par value $0.01 per share, for every share of Carrols Restaurant Group’s common stock held of record at the close of business on April 26, 2012, the record date of the Spin-Off. In connection with the Spin-Off, Carrols Restaurant Group’s stockholders received 100% of the Company’s outstanding common stock. The Company’s common stock trades on The NASDAQ Global Select Market under the symbol “FRGI”. Carrols Restaurant Group’s common stock continues to trade on The NASDAQ Global Market under the symbol “TAST”.

In connection with the Spin-Off, on April 24, 2012, the Company, Carrols Restaurant Group and Carrols Corporation, a wholly-owned subsidiary of Carrols Restaurant Group, entered into a (i) Separation and Distribution Agreement, (ii) Tax Matters Agreement, (iii) Employee Matters Agreement and (iv) Transition Services Agreement (collectively, the “Spin-Off Agreements”). A description of the terms of the Spin-Off Agreements and the Company’s relationship with Carrols Restaurant Group is included in the section titled “Certain Relationships and Related Party Transactions” in the Information Statement filed as Exhibit 99.1 to the Company’s Registration Statement on Form 10, as amended, File No. 001-35373, and is incorporated by reference herein. Forms of the Spin-Off Agreements are attached as Exhibit 10.1, Exhibit 10.2, Exhibit 10.3 and Exhibit 10.4 to the Company’s Registration Statement on Form 10, as amended, File No. 001-35373, and are incorporated by reference herein.

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On May 7, 2012, Daniel T. Accordino, Joel M. Handel and Clayton E. Wilhite resigned as members of the Company’s Board of Directors in connection with the Spin-Off.

On May 7, 2012, Paul R. Flanders resigned as Vice President, Chief Financial Officer and Treasurer of the Company in connection with the Spin-Off. On May 7, 2012, Mr. Flanders was appointed interim Chief Financial Officer of the Company until such time as the Company hires a permanent Chief Financial Officer. A description of Mr. Flanders’ biography is included in the section titled “Management – Executive Officers” in the Information Statement filed as Exhibit 99.1 to the Company’s Registration Statement on Form 10, as amended, File No. 001-35373, and is incorporated by reference herein.

On May 7, 2012, Timothy J. LaLonde resigned as Vice President, Controller of the Company in connection with the Spin-Off.

On May 7, 2012, Timothy P. Taft, the Company’s Chief Executive Officer and President, became a member of the Company’s Board of Directors. A description of Mr. Taft’s biography is included in the section titled “Management – Executive Officers” in the Information Statement filed as Exhibit 99.1 to the Company’s Registration Statement on Form 10, as amended, File No. 001-35373, and is incorporated by reference herein.

On May 7, 2012, Stephen P. Elker became a member of the Company’s Board of Directors. A description of Mr. Elker’s biography is included in the section titled “Management – Board of Directors” in the Information Statement filed as Exhibit 99.1 to the Company’s Registration Statement on Form 10, as amended, File No. 001-35373, and is incorporated by reference herein.

Mr. Elker serves on the Company’s Audit Committee and the Corporate Governance and Nominating Committee. Mr. Elker serves as the Chairman of the Audit Committee.

The Company’s 2012 Stock Incentive Plan (the “Fiesta Plan”) became effective on May 7, 2012. A description of the terms of the Fiesta Plan is included in the section titled “Executive Compensation – Grants of Plan Based Awards – Fiesta Restaurant Group 2012 Stock Incentive Plan” in the Information Statement filed as Exhibit 99.1 to the Company’s Registration Statement on Form 10, as amended, File No. 001-35373, and is incorporated by reference herein. A copy of the Fiesta Plan is attached hereto as Exhibit 10.2 and is incorporated by reference herein.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

10.1	Registration Rights Agreement, dated as of May 7, 2012, by and among Fiesta Restaurant Group, Inc., Jefferies Capital Partners IV LP, Jefferies Employee Partners IV LLC and JCP Partners IV LLC

10.2	Fiesta Restaurant Group, Inc. 2012 Stock Incentive Plan†

99.1	Financial results and related supplement information of Fiesta Restaurant Group, Inc. for the fiscal quarter ended April 1, 2012

99.2	Text of Carrols Restaurant Group, Inc. Press Release, dated May 8, 2012 (without financial tables)

†	Compensatory plan or arrangement.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIESTA RESTAURANT GROUP, INC.

Date: May 8, 2012

By:	/s/ Joseph A. Zirkman
Name:	Joseph A. Zirkman
Title:	Vice President, General Counsel and Secretary

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